UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SFLY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Shutterfly, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on August 28, 2019 at the Company’s headquarters, 2800 Bridge Parkway, Redwood City, California 94065. An aggregate of 34,396,897 shares of Company common stock were entitled to vote at the Special Meeting, and a total of 26,228,567 shares, constituting a quorum, were represented in person or by proxy.

At the Special Meeting, the stockholders of the Company were asked to consider and vote on the following proposals: (i) to adopt the Agreement and Plan of Merger, dated as of June 10, 2019, among Photo Holdings, LLC, a Delaware limited liability company (“Newco”), Photo Holdings Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Newco, and the Company, as such agreement may be amended from time to time (the “Merger Agreement”) (such proposal, “Proposal One”); (ii) to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (such proposal, “Proposal Two”); and (iii) to approve the adjournment of the special meeting to a later date or dates, if the Company’s Board of Directors determined that it was necessary or appropriate and is permitted by the Merger Agreement, to solicit additional proxies if (a) there was not a quorum present or (b) there were not sufficient votes to adopt the Merger Agreement, in each case, at the time of the then-scheduled special meeting, or to give holders of the Company’s common stock additional time to evaluate new material information or disclosure (such proposal, “Proposal Three”). Each of these proposals is described in more detail in the Company’s definitive proxy statement, dated July 30, 2019. The voting results for each of the proposals are detailed below:

The Company’s stockholders approved Proposal One. The voting results were as follows:

For	Against	Abstentions
25,196,455	984,004	48,108

The Company’s stockholders approved Proposal Two. The voting results were as follows:

For	Against	Abstentions
24,683,225	1,469,152	76,190

There being a quorum present and sufficient votes in favor of Proposal One, the Company’s stockholders were not asked to vote with respect to Proposal Three.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

Date: August 28, 2019	By:	/s/ Jason Sebring
Jason Sebring
Vice President and General Counsel